SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            _________________________



                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                                December 9, 2004
                  --------------------------------------------
                                 Date of Report
                        (Date of earliest event reported)



                    ADVANCED DIGITAL INFORMATION CORPORATION
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             (Exact name of registrant as specified in its charter)


         Washington                    0-21103                91-1618616
-------------------------------  ---------------------  ------------------------
 (State or other jurisdiction    (Commission File No.)       (IRS Employer
      of incorporation)                                    Identification No.)


           11431 Willows Road NE, PO Box 97057, Redmond, WA 98073-9757
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               (Address of Principal Executive Offices)     (Zip Code)


                                 (425) 881-8004
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition

     The information in this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, unless expressly set forth by specific reference in such filing.

     On December 9, 2004, Advanced Digital Information Corporation issued a press release announcing financial results relating to its fourth quarter and fiscal year 2004 ended October 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.


Item 9.01.   Financial Statements and Exhibits

     (c)     Exhibits

     99.1 Press release issued by Advanced Digital Information Corporation, dated December 9, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: December 9, 2004

                                     Advanced Digital Information Corporation

                                     By: /s/ Jon Gacek
                                         -------------
                                         Jon Gacek
                                     Chief Financial Officer and Executive Vice
                                     President--Finance and Operations